CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Research and development	$ 2,517	$ 8,881	$ 7,694
Pre commercialization	479	1,085	829
General and administrative	2,959	5,900	6,953
Total operating expenses	5,955	15,866	15,476
Loss from operations	(5,955)	(15,866)	(15,476)
Financial income, net	38	60	135
Loss before taxes on income	(5,917)	(15,806)	(15,341)
Taxes on income	(28)	(216)	(24)
Net loss	$ (5,945)	$ (16,022)	$ (15,365)
Basic and diluted net loss per share	$ (1.79)	$ (5.03)	$ (5.4)
Weighted average number of Ordinary shares used in computing basic and diluted net loss per share	3,313,635	3,188,433	2,846,096